EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Simon DeBartolo Group, Inc.'s (formerly Simon Property Group, Inc.) previously filed Registration Statement File Nos. 33-79884, 33-87764, 33-87766, 333-06933, 333-43235, 333-33627 and 333-
43681.




                                   /s/ ARTHUR ANDERSEN LLP
                                   ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
July 17, 1998